UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2021
Facebook, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35551	20-1665019

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Willow Road, Menlo Park, California 94025
(Address of principal executive offices and Zip Code)

(650) 543-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000006 par value	FB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2021, Facebook, Inc. (the "Company") held its annual meeting of shareholders via live audio webcast (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders voted on nine proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2021 (the "Proxy Statement"). At the beginning of the Annual Meeting, there were 1,979,493,340 shares of Class A common stock and 394,040,182 shares of Class B common stock present or represented by proxy at the Annual Meeting, which represented 86.99% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 1, 2021 (the "Record Date"), and holders of the Company's Class B common stock were entitled to ten votes for each share held as of the Record Date.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1.To elect nine directors, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.To approve an amendment to the director compensation policy.

4.A shareholder proposal regarding dual class capital structure.

5.A shareholder proposal regarding an independent chair.

6.A shareholder proposal regarding child exploitation.

7.A shareholder proposal regarding human/civil rights expert on board.

8.A shareholder proposal regarding platform misuse.

9.A shareholder proposal regarding public benefit corporation.

1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Peggy Alford	5,485,997,633	212,047,001	224,974,829
Marc L. Andreessen	5,001,391,366	696,653,268	224,974,829
Andrew W. Houston	5,117,937,515	580,107,119	224,974,829
Nancy Killefer	5,669,161,171	28,883,463	224,974,829
Robert M. Kimmitt	5,512,611,329	185,433,305	224,974,829
Sheryl K. Sandberg	5,626,744,141	71,300,493	224,974,829
Peter A. Thiel	5,061,785,142	636,259,492	224,974,829
Tracey T. Travis	5,631,242,105	66,802,529	224,974,829
Mark Zuckerberg	5,536,362,813	161,681,821	224,974,829

Each of the nine nominees for director was elected to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
5,874,213,716	44,492,802	4,312,945

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.Approval of an Amendment to the Director Compensation Policy

For	Against	Abstentions	Broker Non-Votes
4,484,982,049	1,207,893,369	5,169,216	224,974,829

The shareholders approved the amendment to the director compensation policy.

4.Shareholder Proposal Regarding Dual Class Capital Structure

For	Against	Abstentions	Broker Non-Votes
1,576,747,929	4,106,291,797	15,004,908	224,974,829

The shareholders did not approve the shareholder proposal regarding dual class capital structure.

5.Shareholder Proposal Regarding an Independent Chair

For	Against	Abstentions	Broker Non-Votes
915,845,677	4,775,659,477	6,539,480	224,974,829

The shareholders did not approve the shareholder proposal regarding an independent chair.

6.Shareholder Proposal Regarding Child Exploitation

For	Against	Abstentions	Broker Non-Votes
979,571,637	4,696,638,234	21,834,763	224,974,829

The shareholders did not approve the shareholder proposal regarding child exploitation.

7.Shareholder Proposal Regarding Human/Civil Rights Expert on Board

For	Against	Abstentions	Broker Non-Votes
230,876,513	5,453,270,271	13,897,850	224,974,829

The shareholders did not approve the shareholder proposal regarding human/civil rights expert on board.

8.Shareholder Proposal Regarding Platform Misuse

For	Against	Abstentions	Broker Non-Votes
1,107,574,418	4,573,044,219	17,425,997	224,974,829

The shareholders did not approve the shareholder proposal regarding platform misuse.

9.Shareholder Proposal Regarding Public Benefit Corporation

For	Against	Abstentions	Broker Non-Votes
57,072,379	5,625,589,656	15,382,599	224,974,829

The shareholders did not approve the shareholder proposal regarding public benefit corporation.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date:	May 27, 2021	By:	/s/ Michael Johnson
Name: Michael Johnson
Title: Vice President, Deputy General Counsel and Assistant Secretary